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EXHIBIT 10.1(b)

MANAGEMENT AGREEMENT AMENDMENT

        This document dated November 1, 2001 shall serve as an amendment to the MANAGEMENT AGREEMENT ("Agreement") dated January 1, 2000 by and between Infosonics Corporation, a California corporation ("Operator") and JRC, Inc., a U.K. company ("Manager").

RECITALS

        WHEREAS, Operator owns and operates a business that is engaged in the marketing of wireless telecommunications services and equipment at 6325 Lusk Blvd., Bldg A, San Diego, California 92121 (USA) (the "Business");

        WHEREAS, Operator requires the services of a qualified management consultant to assist Operator in the management the Business; and

        WHEREAS, Manager desires to provide such management services to Operator.

        It is agreed that JRC International waives the receipt of management fees from InfoSonics Corporation in the said amount of $10,000 per month for the period of November 1, 2001 through December 31, 2001, a total of $20,000.

        6.4.  Notices.

          (a)   All notices, demands and requests contemplated hereunder by either party to the other shall be in writing, and shall be delivered by hand, transmitted by facsimile (with electronic confirmation) or telegram, or mailed, postage prepaid, registered or certified mail, return receipt requested or any nationally recognized overnight courier:

            (i)    To, Manager, by addressing the same to:

        Infosonics Corporation
        6325 Lusk Blvd., Bldg. A
        San Diego, CA 92121
        Attn: Joseph Ram, President

            (ii)   To Operator, by addressing the same to:

        JRC International
        4TH FLOOR, 50 HANS CRESENT
        KNIGHTS BRIDGE
        LONDON, SW1X ONB
        UNITED KINGDOM

  or to such other address or to such other person as may be designated by notice given from time to time during the term hereof by one party to the other. Any notice hereunder shall be deemed given three (3) days after mailing, if given by mailing in the manner provided above, or on the date delivered or transmitted if given by hand, cable or facsimile.

        IN WITNESS WHEREOF, the parties hereto have executed, sealed and delivered this Agreement through their duly authorized representatives, as of the day and year first above written.

INFOSONICS CORPORATION
By:	/s/ JOSEPH RAM Name: Joseph Ram Title: President
By:	/s/ ABRAHAM ROSLER Name: Abraham Rosler Title: Secretary
JRC, INC.
By:	/s/ JOSEPH RAM* Name: Title: General Manager
By:	Name: Title: Secretary
* As attorney in fact

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  EXHIBIT 10.1(b)
MANAGEMENT AGREEMENT AMENDMENT
RECITALS